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                                                                    EXHIBIT 99.2

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Quarterly Report of The Boyds Collection, Ltd. (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph
E. Macharsky, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        1)  The Report fully complies with the requirements of section 13
    (a) or 15 (d) of the Securities Exchange Act of 1934; and

        2) The information contained in the Report fairly presents, in all material respects, the financialcondition and results of operations of the Company.

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
                                                                     /s/ JOSEPH E. MACHARSKY
                                                            -----------------------------------------
                                                                       Joseph E. Macharsky
                                                                     Chief Financial Officer
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August 12, 2002